Exhibit 10.3
AMENDMENT NO. 2
TO
REGISTRATION RIGHTS AGREEMENT
THIS AMENDMENT No. 2 to the Registration Rights Agreement (this “Amendment”) is made as of May 3, 2023, by and among BeiGene, Ltd., a Cayman Islands exempted company (the “Company”) and the undersigned Investors. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Registration Rights Agreement dated as of November 16, 2016, by and among the Company and the Investors thereto (the “Registration Rights Agreement”).
RECITALS
WHEREAS, the Company and the Investors are parties to the Registration Rights Agreement;
WHEREAS, in accordance with Section 3.2 of the Registration Rights Agreement, no amendment, alteration or modification of any of the provisions of the Registration Rights Agreement shall be binding unless made in writing and signed by each of the Company and the Investors; and
WHEREAS, the Company and the Investors desire to amend the Registration Rights Agreement, effective as of the date first written above, as set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:
1.Section 2.9 of the Registration Rights Agreement is deleted in its entirety and replaced with:
“Termination of Status as Registrable Securities. The Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of the following events: (i) such Registrable Securities have been sold pursuant to an effective Registration Statement; (ii) such Registrable Securities have been sold by the Investors pursuant to Rule 144 (or other similar rule), (iii) such Registrable Securities may be resold by the Investor holding such Registrable Securities without limitations as to volume or manner of sale pursuant to Rule 144; or (iv) December 31, 2026.”
2.Except to the extent modified herein, the terms and conditions of the Registration Rights Agreement shall remain in full force and effect.
3.This Amendment shall be governed by, and construed in accordance with, the law of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.
4.This Amendment may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts (including by facsimile or other electronic means), and all of which together shall constitute one instrument.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
COMPANY:
BEIGENE, LTD.
By:/s/Chan Lee
Name:    Chan Lee
Title:    Senior Vice President, General Counsel

Signature Page to Amendment No. 2 to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
INVESTORS:
667, L.P.

By:     BAKER BROS. ADVISORS LP,
management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:/s/ Scott Lessing
Name:    Scott Lessing
Title: President

BAKER BROTHERS LIFE SCIENCES, L.P.

By:     BAKER BROS. ADVISORS LP,
management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:/s/ Scott Lessing
Name:    Scott Lessing
Title: President

14159, L.P.

By:     BAKER BROS. ADVISORS LP,
management company and investment adviser to 14159, L.P., pursuant to authority granted to it by 14159 Capital, L.P., general partner to 14159, L.P., and not as the general partner.

By:/s/ Scott Lessing
Name:    Scott Lessing
Title: President

Signature Page to Amendment No. 2 to Registration Rights Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
INVESTORS:
HILLHOUSE BGN HOLDINGS LIMITED

By:/s/ Colm O’Connell
Name:    Colm O’Connell
Title: Director

HHLR FUND, L.P.
(formerly known as Gaoling Fund, L.P.)

By:/s/ Cuifang (Tracy) Ma
Name:    Cuifang (Tracy) Ma
Title: Authorized Signatory

YHG INVESTMENT, L.P.

By:/s/ Cuifang (Tracy) Ma
Name:    Cuifang (Tracy) Ma
Title: Authorized Signatory

Signature Page to Amendment No. 2 to Registration Rights Agreement